SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest even reported): May 14, 2003

MILLER EXPLORATION COMPANY

(Exact Name of Registrant as Specified in Its Charter)

0-23431

(Commission File Number)

Delaware	38-3379776
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

3104 Logan Valley Road, Traverse City, Michigan	49685-0348
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (231) 941-0004

Not Applicable

(Former name or former address, if changed since last proxy)

Item 9. Regulation FD Disclosure

On May 13, 2003, Miller Exploration Company issued a press release announcing financial results for the quarter ended March 31, 2003. A copy of the press release is being furnished as an exhibit to this report on Form 8-K. The information furnished under this “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1    Press Release dated May 13, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MILLER EXPLORATION COMPANY (Registrant)

By:	/s/ Deanna L. Cannon
Deanna L. Cannon Chief Financial Officer

Date: May 14, 2003

3